UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    March 24, 2010

PARK ELECTROCHEMICAL CORP.
(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 South Service Road, Melville,	New York	11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (631) 465-3600

Not Applicable
Former Name or Former Address, if Changed Since Last Report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   [  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c) On March 24, 2010, Park Electrochemical Corp. (the “Company”) elected Mr. David R. Dahlquist as its Vice President and Chief Financial Officer. In this capacity, he will serve as the Company’s principal financial officer.

Mr. Dahlquist is 36 years old. Mr. Dahlquist, and each other officer of the Company, serves at the pleasure of the Board of Directors of the Company. Mr. Dahlquist does not have an employment agreement with the Company. There is no family relationship between Mr. Dahlquist and any director or other officer of the Company. Mr. Dahlquist does not own any shares of common stock of the Company.

Mr. Dahlquist joined the Company in June 2006 as Product Director, was appointed Director of Marketing in March 2008, Director of Business Development in October 2008 and Vice President of Business Development in December 2008. Prior to joining the Company, Mr. Dahlquist held the positions of Director of Technology – Corporate and Director of Quality and Engineering – PC-Asia of Photocircuits Corporation, a manufacturer of printed circuit boards in Glen Cove, New York, from November 2005 to June 2006 and was Processing Engineering Manager at Photocircuits Corporation from August 2001 to November 2005. Prior to August 2001, he was an Engineering Manager at Dynamic Details, Inc., a printed circuit board manufacturer in Dulles, Virginia, from November 1997 to August 2001 and a Process Engineer at Photocircuits Corporation in Peachtree City, Georgia from November 1995 to November 1997. Mr. Dahlquist received a Bachelor of Science degree in Chemical Engineering from the University of Virginia, School of Engineering and Applied Sciences and a Masters degree in Business Administration from Hofstra University.

Mr. P. Matthew Farabaugh will continue as the Company’s Vice President and Controller and as the Company’s principal accounting officer. Mr. Farabaugh was appointed Vice President and Controller in October 2007. Prior to the election of Mr. Dahlquist as Vice President and Chief Financial Officer on March 24, 2010, Mr. Farabaugh, as Vice President and Controller, performed the functions similar to those performed by a principal financial officer.

The Company issued a news release on March 24, 2010 announcing the election of Mr. Dahlquist.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1	News Release dated March 24, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date:	March 29, 2010	By:	/s/ Stephen E. Gilhuley
		Name:	Stephen E. Gilhuley
		Title:	Executive Vice President,
Secretary and General Counsel

EXHIBIT INDEX

Number
Exhibit	Description	Page

99.1	News Release dated March 24, 2010	5